UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):


                                January 27, 2005


                           COLUMBIA SPORTSWEAR COMPANY
                           ---------------------------
             (Exact name of registrant as specified in its charter)



            Oregon                       000-23939              93-0498284
 -------------------------------   ------------------------ -------------------
 (State or other jurisdiction of   (Commission File Number) (I.R.S. Employer
          incorporation)                                   (Identification No.)



                       14375 Northwest Science Park Drive
                             Portland, Oregon 97229
                    (Address of principal executive offices)

                                 (503) 985-4000
              (Registrant's telephone number, including area code)

                                   No Change
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  Results of Operations and Financial Condition

         On January 27, 2005, Columbia Sportswear Company issued a press release reporting its fourth quarter and fiscal year 2004 financial results. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           COLUMBIA SPORTSWEAR COMPANY

                           Dated: January 27, 2005

                           By: /s/ Bryan L. Timm
                           -------------------------------------------
                           Bryan L. Timm
                           Vice President and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit    Description
--------   -----------
  99.1     Press release dated January 27, 2005
           (furnished pursuant to Item 2.02 hereof).